EXHIBIT 21.1

SUBSIDIARIES OF WASTE CONNECTIONS, INC.

Other Names
Under Which
	Jurisdiction of	Conducts
Subsidiary	Formation	Business
10100 HOLDINGS, LLC	Colorado
115 W MAIN HOLDINGS, LLC	Colorado
1280 N. MAIN ST., LLC	California
1836 WATER VENTURES LLC	Delaware
1895548 ONTARIO LIMITED	Ontario
19TH & LOWER BUCKEYE, LLC	Delaware
2201898 ALBERTA ULC	Alberta
2361975 ALBERTA LTD.	Alberta
2362047 ALBERTA ULC	Alberta
2362055 ALBERTA ULC	Alberta
2585303 ALBERTA LTD.	Alberta
2585319 ALBERTA LTD.	Alberta
2596557 ONTARIO LTD.	Ontario
2900 DEDE ROAD, LLC	Maryland
371 BRIAN HOLDINGS, LLC	Colorado
9164-9608 QUEBEC INC.	Canada
9199-5290 QUEBEC INC.	Quebec
A.C.M.S., INC.	Florida	Heart of Florida Environmental
ACE SOLID WASTE, INC.	Minnesota
ADQUIP, LLC	Indiana
ADVANCED SYSTEMS PORTABLE RESTROOMS, INC.	Oregon	Advanced Mobile Storage
Advanced Systems Portable Restrooms
McDonald Portable Toilets
AIRBORNE DISPOSAL, LLC	Tennessee
A.J. BLOSENSKI, INC.	Pennsylvania	Berky's Transfer and Site Container Service
Eagle Disposal
AJB CBD LLC	Delaware
ALASKA WASTE-DENALI, LLC	Alaska
ALASKA WASTE-DUTCH HARBOR, LLC	Alaska
ALASKA WASTE-INTERIOR, LLC	Alaska
ALASKA WASTE-JUNEAU, LLC	Alaska
ALASKA WASTE-KENAI PENINSULA, LLC	Alaska	Hank's Water Company
ALASKA WASTE-KETCHIKAN, LLC	Alaska
ALASKA WASTE MAT-SU, LLC	Alaska
ALASKA WASTE-NOME, LLC	Alaska
ALASKA WASTE-SITKA, LLC	Alaska
AMADOR VALLEY INDUSTRIES, LLC	California
AMERICAN DISPOSAL COMMERCIAL SERVICES, INC.	Virginia
AMERICAN DISPOSAL COMPANY, INC.	Washington	Vashon Disposal
AMERICAN DISPOSAL MAINTENANCE SERVICES, INC.	Virginia
AMERICAN DISPOSAL PROPERTY HOLDINGS, LLC	Delaware
AMERICAN DISPOSAL RECYCLING SERVICES, INC.	Virginia
AMERICAN DISPOSAL ROLL-OFF SERVICES, INC.	Virginia
AMERICAN DISPOSAL SERVICE OF GEORGIA, INC.	Georgia	Waste Connections of Georgia
AMERICAN DISPOSAL SERVICES, INC.	Virginia	McLean Trash Service
Webb Brothers Trash Removal Services
AMERICAN DISPOSAL SERVICES OF COLORADO, INC.	Colorado
AMERICAN DISPOSAL SERVICES OF MARYLAND, INC.	Virginia
AMERICAN RECYCLING CENTER, INC.	Virginia
AMJ DEMOLITION, LLC	New Jersey
ANDERSON COUNTY LANDFILL, INC.	Delaware	Anderson County Landfill
ANDERSON REGIONAL LANDFILL, LLC	Delaware
AQUIFER MIDLAND, LLC	Texas
AQUIFER MIDLAND PROPERTY, LLC	Texas
ARKANSAS RECLAMATION COMPANY, LLC	Arkansas
ARROWHEAD EMPLOYMENT COMPANY OF NEW JERSEY LLC	Delaware
ARROWHEAD EMPLOYMENT COMPANY, LLC	Delaware
ARROWHEAD ENVIRONMENTAL HOLDCO, INC.	Delaware
ARROWHEAD ENVIRONMENTAL HOLDINGS, LLC	Delaware
ARROWHEAD ENVIRONMENTAL, INC.	Delaware
ARROWHEAD ENVIRONMENTAL PARTNERS, LLC	Delaware
ASTRO ACQUISITIONCO, INC.	Delaware
AULC HOLDINGS, LLC	Delaware
AUSTIN LANDFILL HOLDINGS, INC.	Delaware
B & J GARBAGE CO.	Oregon
BAY AREA PROPERTY HOLDINGS, INC.	Delaware
BAY DISPOSAL, LLC	Virginia	Ambrose Disposal Service
BAY DISPOSAL HOLDINGS, INC.	Delaware
BAY DISPOSAL PROPERTY HOLDINGS, LLC	Delaware
BESTRANS, INC.	Delaware

BETHLEHEM LANDFILL COMPANY	Delaware	Bethlehem Landfill Company
BITUMINOUS RESOURCES, INC.	Kentucky	Hopkins County Regional Landfill
BLOSSOM PRAIRIE LANDFILL, INC.	Texas
BLUE COMPACTOR SERVICES, LLC	Minnesota
BLUE DIAMOND DISPOSAL, INC.	New Jersey
BLUE RIDGE LANDFILL COMPANY	Pennsylvania	Blue Ridge Landfill Company
BLYTHE RECYCLING AND DEMOLITION SITE HOLDINGS, INC.	Delaware	BRADS
BRADS Landfill
BORDEN WASTE AWAY SERVICE, LLC	Indiana	Stafford's Solid Waste
BRANDYWINE ASSOCIATES, L.L.C.	New Jersey
BROADACRE LANDFILL, INC.	Colorado	Pueblo Landfill and Recycling Center
BULLDOG ACQUISITION, LLC	Delaware	Bulldog Systems LLC
Robert's Disposal
BULLDOG WEST END HOLDINGS, INC.	Delaware
BUTLER COUNTY LANDFILL, INC.	Nebraska
C&S GROUP HOLDINGS, INC.	Nevada
C&S WASTE SOLUTIONS OF CALIFORNIA, INC.	California
C&S WASTE SOLUTIONS OF LASSEN COUNTY, LLC	California	C&S Waste Solutions of Lassen County
C&S WASTE SOLUTIONS OF NEVADA, INC.	Nevada
CALPET, LLC	Wyoming
CAMINO REAL ENVIRONMENTAL CENTER, INC.	New Mexico
CANBY DISPOSAL COMPANY	Oregon
CANBY TRANSFER & RECYCLING, INC.	Oregon
CAPITAL REGION LANDFILLS, INC.	New York
CAROLINA LANDFILL, LLC	South Carolina
CAROLINA PROCESSING & RECYCLING, LLC	South Carolina
CAROLINA WASTE & RECYCLING LLC	South Carolina
CARPENTER WASTE HOLDINGS, LLC	New York	Carpenter Waste
Carpenter Waste Removal
CART-AWAY, LLC	New York
CENTRAL ALABAMA, LLC	Alabama
CGL HOLDINGS, LLC	Delaware
CH4, LLC	Illinois
CHAMBERS DEVELOPMENT OF NORTH CAROLINA, INC.	North Carolina	Anson County Landfill
CHAMP LANDFILL COMPANY, LLC	Missouri	Champ Landfill Company
CHEROKEE SANITARY LANDFILL COMPANY	Arkansas	Cherokee Sanitary Landfill Company
CHICAGO GRADE LANDFILL & RECYCLING LLC	California
CHICAGO GRADE LANDFILL HOLDINGS, INC.	Delaware
CHICAGO GRADE LANDFILL, INC.	California
CHIQUITA CANYON, INC.	Delaware
CHIQUITA CANYON, LLC	Delaware	Chiquita Canyon Landfill
CITY WASTE, LLC	Tennessee
CLEARLAKE WASTE SOLUTIONS, INC.	California
CLIFTON ORGANICS, LLC	New York
CLOVER FLAT LAND FILL INC.	California	Clover Flat Resource Recovery Park
COLD CANYON LAND FILL, INC.	California	Cold Canyon Processing Facility
COLUMBIA RESOURCE CO., L.P.	Washington
COLUMBIA RIVER DISPOSAL, INC.	Washington	Bingen Garbage Service
Columbia River Disposal
Skamania County Sanitary Service
COMMERCIAL ROLLOFF COMPANY, LLC	Arizona
COMMERCIAL WASTE COMPANY, LLC	Arizona
COMMUNITY REFUSE DISPOSAL, INC.	Nebraska
COMPLEXE ENVIRO CONNEXIONS LTEE	Canada
CONSHOHOCKEN EQUIPMENT SERVICES, LLC	Pennsylvania
CONSHOHOCKEN RECYCLING & RAIL TRANSFER LLC	Delaware
CONSHOHOCKEN RECYCLING CENTER, LLC	Pennsylvania
CORRAL DE PIEDRA LAND COMPANY	California
COTTONWOOD PROPERTIES, LLC	Indiana
COUNTY WASTE AND RECYCLING SERVICE, INC.	New York	Ace Carting
County Waste
D.J.'s Roll Off Service
Hardesty and Sons Sanitation
Spaulding Waste Services
Superior Waste
Valley View Sanitation Services
COUNTY WASTE TRANSFER CORP.	New York	Troy Transfer
Troy Transfer Station
COUNTY WASTE -- ULSTER, LLC	New York	Big Top Disposal
COUNTY WASTE - CANAAN B3 TRANSFER STATION, LLC	New York	EACO/B-3
CRI HOLDINGS, LLC	Delaware
CRM SITE SERVICES, LLC	Colorado	Aspen Excavation and Demolition
Colorado Resource Management

CUPOLA INDUSTRIAL PROPERTIES, LLC	Delaware
CURRY TRANSFER & RECYCLING, INC.	Oregon	City Transfer and Recycling
Country Transfer & Recycling
Harrell's Septic
Roto-Rooter of Curry County
CWR HOLDINGS, LLC	South Carolina
CYPRESS CREEK LANDFILL, LLC	Delaware
D.M. DISPOSAL CO., INC.	Washington	American Portable Storage
D.M. Recycling
Superior Refuse Removal
DEINES SERVICE CO.	Oregon
DELTA WASTE, L.L.C.	Texas
DELTA WASTE SERVICES, L.P.	Texas
DENVER REGIONAL LANDFILL, INC.	Colorado
DICK'S SANITATION SERVICE, INC.	Minnesota
DNCS PROPERTIES, LLC	Arizona
DRAGON DISPOSAL, LLC	Arizona
DRY CREEK LANDFILL, INC.	Oregon
DURHAM REGIONAL LANDFILL, INC.	Delaware
DURHAM REGIONAL LANDFILL, LLC	Arizona
EAGLE FORD RECLAMATION COMPANY, LLC	Texas
ECO-STORAGE INVESTMENTS, LLC	Delaware	Green Acres Recycling
ECOSORT, L.L.C.	Oregon
E.L. HARVEY & SONS INC.	Massachusetts	Colonial Waste Services
Dover Trucking
EL Harvey Transfer Station
Mr. Trashman
New Bedford Hauling
New Bedford Transfer Station
Roy's Recycling Service
Waste Not Disposal
Zero Waste Materials Recovery Facility
EL PASO DISPOSAL, LP	Texas	El Paso Disposal
ELKO SANITATION COMPANY	Nevada	Waste Connections of Nevada
EMPIRE DISPOSAL, INC.	Washington
ENTECH ALASKA, LLC	Alaska	B & P Waste SVCS.
Envirolaska
ENTREPRISE SANITAIRE F.A. LTEE.	Canada
ENVIRONMENTAL TRUST COMPANY	Tennessee
EVERGREEN DISPOSAL, INC.	Montana	Eureka Disposal
Glacier Disposal
Kootenai Disposal
FINLEY-BUTTES LIMITED PARTNERSHIP	Oregon	Finley Buttes Landfill Company
FINNEY COUNTY LANDFILL, INC.	Delaware
FITCHBURG HARVEY HOLDINGS, LLC	Massachusetts
FLORIDA WASTE HOLDINGS, INC.	Delaware	Waste Connections of FL
FORT ANN TRANSFER STATION, LLC	New York
FRONT RANGE LANDFILL, INC.	Delaware	Front Range Landfill
F.W. DISPOSAL, L.L.C.	Missouri	Valley Park Transfer Station
FW DISPOSAL SOUTH, LLC	Missouri
G&P DEVELOPMENT, INC.	Nebraska
GARDEN CITY SANITATION, INC.	California
GARDEN CITY SANITATION PROPERTY HOLDINGS, LLC	Delaware
GENESIS RAILROAD REAL ESTATE, LLC	Pennsylvania
GHW RECYCLE, INC.	Delaware
GILL HAULING, INC.	Nebraska	Western Disposal
GLENN WEINBERGER TOPSOIL, INC.	Arizona	Weinberger Waste Disposal
GMW ENTERPRISES, INC.	Arizona
GOLD RIVER HOLDINGS, LLC	Delaware
GRANVILLE TRANSFER STATION, LLC	Vermont
GREEN WASTE SOLUTIONS OF ALASKA, LLC	Alaska
GREENWICH TRANSFER STATION, LLC	Vermont
GROOT, INC.	Illinois

GROOT INDUSTRIES, INC.	Delaware
GROOT RECYCLING & WASTE SERVICES, INC.	Illinois	Accurate Document Destruction
Accurate Document Destruction, Inc.
GROVELAND TRANSFER AND RECYCLING, INC.	Florida
GUMWOOD PROPERTIES, LLC	Indiana
HAMPTON ROADS RECOVERY CENTER, LLC	Virginia
HARDIN SANITATION, INC.	Idaho	Fox Sanitation Service
Idaho Garbologist
HAROLD LEMAY ENTERPRISES, INCORPORATED	Washington	AA Better Trash & Junk Clean Up
AA Lucky Portable Storage
Aberdeen Sanitation Co.
Butler's Cove Refuse Service
City Sanitary Co.
Eastern Grays Harbor Disposal
EGH Disposal
Harbor Disposal Co.
Harold LeMay Enterprises
HE Recycling
Joes Refuse Service
Lakewood Recycling Service
Lakewood Refuse Service
LeMay Inc
LeMay Mobile Shredding
LeMay Transportation
Pacific Disposal
Pierce County Refuse
Recycle Services
Rural Garbage Service
White Pass Garbage
HARVEY HOLDINGS, LLC	Massachusetts
HARVEY RECYCLING OF FITCHBURG, LLC	Massachusetts
HERMOSA PIPELINE, LLC	Texas
HICKORY 17, LLC	Indiana
HIGH DESERT SOLID WASTE FACILITY, INC.	New Mexico
HIMCO WASTE-AWAY SERVICE, LLC	Indiana
HONEYWAGON ORGANICS, LLC	Colorado
HOODVIEW DISPOSAL & RECYCLING, INC.	Oregon
HOWLING COYOTE, LLC	Alabama
HUDSON VALLEY WASTE HOLDING, INC.	Delaware
INTEGRA CERTIFIED DOCUMENT DESTRUCTION, LLC	Indiana
INTERMOUNTAIN ENVIRONMENTAL SERVICES, INC.	Colorado	InterMountain Waste & Recycling
Mountain Waste & Recycling
INTERMOUNTAIN WASTE & RECYCLING, LLC	Colorado
IOWA WASTE SERVICES, LLC	Delaware
IOWA WASTE SERVICES HOLDINGS, INC.	Delaware
ISLAND DISPOSAL, INC.	Washington	Whidbey Recycling Services
J & J ACQUIRECO, LLC	Delaware
J & J SERVICES, INC.	Tennessee	BCS Waste & Recycling
Berry's Container Service
J & J SERVICES HOLDINGS, LLC	Delaware
J BAR J LAND, INC.	Nebraska
JACKSON COUNTY RECYCLING PARTNERSHIP, LLC	Oregon
JACKSON TRANSFER STATION, LLC	Vermont
K. B. RECYCLING, INC.	Oregon
KAHUT CITY SANITARY SERVICE, INC.	Oregon	City Sanitary Service
KAHUT COMPANIES HOLDINGS, INC.	Delaware
KAHUT INVESTMENT HOLDINGS, LLC	Oregon
KAHUT WASTE SERVICES, LLC	Oregon
KINGSBURY TRANSFER STATION, LLC	Vermont
LAKE COUNTY WASTE SOLUTIONS, INC.	California
LAKESHORE DISPOSAL, INC.	Idaho
LANDFILL L.L.C.	Illinois
LAUREL RIDGE LANDFILL, L.L.C.	Delaware
LAYNE SWD, LLC	Delaware
LAYNE WATER MIDSTREAM, LLC	Delaware
LAYNE WATER MIDSTREAM RESOURCES, LLC	Delaware
LEALCO, INC.	Texas	ABC Waste Collection
Pro Star Waste
RGV Metro Waste
Waste Connections of Texas
Waste Connections of Texas Rio Grande Valley
Williamson Transfer Station
LES ENTREPRISES RAYLOBEC INC.	Quebec
LEWIS CLARK RECYCLING AND DISPOSAL, LLC	Delaware
LIGHTNING BUTTE ENVIRONMENTAL, LLC	Minnesota

LITTLE RIVER RECYCLING, INC.	Massachusetts	Pratt Trucking
Pratt Trucking Co.
Pratt Waste & Recycling
The Pratt Group
LITTLE RIVER RECYCLING REALTY, INC.	Massachusetts	Pratt Trucking
Pratt Trucking Co.
Pratt Waste & Recycling
The Pratt Group
LIVERMORE SANITATION, INC.	California
LONE STAR DISPOSAL, L.P.	Texas
LONE STAR DISPOSAL (TEXAS), L.L.C.	Texas
LORAAS DISPOSAL NORTH LTD.	Saskatchewan
LOUISIANA RECLAMATION COMPANY, L.L.C.	Louisiana
LOUISIANA REGIONAL LANDFILL COMPANY	Delaware	Timberlane Landfill Company
L.P. GILL, INC.	Nebraska
MADERA DISPOSAL SYSTEMS, INC.	California	Allied Disposal Company
Avenal Landfill
Bishop Waste Disposal
Coastal Rolloff Service
Riverdale Disposal Service
Sierra Disposal
MAINLY SANITATION BUSINESS, LLC	Delaware
MAMMOTH DISPOSAL COMPANY	California
MANAGEMENT ENVIRONMENTAL NATIONAL, INC.	Washington
MASON COUNTY GARBAGE CO., INC.	Washington
MBO, LLC	Delaware	Lacassine Oilfield Services
MDSI OF LA, INC.	California
MECHANIC, LLC	Indiana
MEL DEINES SANITARY SERVICE INC.	Oregon
MENDOCINO LEASING COMPANY, INC.	California
MERIDIAN HILL COMPOSTING, INC.	Washington
METROPOLITAN TRANSFER STATION, INC.	New York
MILLENNIUM WASTE INCORPORATED	Indiana	Quad Cities Landfill
MILPITAS SANITATION, INC.	California
MISSION COUNTRY DISPOSAL	California
MORING/GILLS ENVIRONMENTAL SERVICES, LLC	Illinois	Freeport Transfer Station
MORRO BAY GARBAGE SERVICE	California
MOUNTAIN ROLL-OFFS, INC.	Colorado	Mountain Refuse
Mountain Refuse, Inc.
Mountain Refuse, LLC
Mountain Recycling, Inc.
Mountain Waste & Recycling
MRI
MOUNTAIN VIEW WASTE SYSTEMS, LLC	Colorado
MOUNTAIN WASTE - DENVER, LLC	Colorado	Pro Disposal & Recycling
MOUNTAIN WASTE & RECYCLING, INC.	Colorado
MRL PROPERTY HOLDINGS, INC.	Delaware
MTG DISPOSAL, LLC	Massachusetts	Mega
Mega Disposal
MURREY’S DISPOSAL COMPANY, INC.	Washington	Murrey's Disposal
Olympic Disposal
MUSIC CITY PICK-A-PART	Tennessee
MUSIC CITY PICK-A-PART HOLDINGS I, LLC	Delaware
MUSIC CITY PICK-A-PART HOLDINGS II, LLC	Delaware
NAUSET DISPOSAL HOLDINGS, INC.	Delaware
NEBRASKA ECOLOGY SYSTEMS, INC.	Nebraska
NEVADA SITE SERVICES	Nevada	Desert Recycling
Joe's Sanitation
Joe's Sanitation Service
Pahrump Sanitation
NOBLES COUNTY LANDFILL, INC.	Minnesota
NORTHBOROUGH HARVEY HOLDINGS, LLC	Massachusetts
NORTHWEST CONTAINER SERVICES, INC.	Oregon
NWCS CONTAINER, INC.	Delaware
OKLAHOMA CITY WASTE DISPOSAL, INC.	Oklahoma
OKLAHOMA LANDFILL HOLDINGS, INC.	Delaware
OREGON ENVIRONMENTAL INDUSTRIES, LLC	Oregon	Rogue Environmental Industries
OSAGE LANDFILL, INC.	Oklahoma
PACIFIC RECYCLING SOLUTIONS, INC.	California	Pacific Organics Solutions
PACIFIC SOLID WASTE DISPOSAL, INC.	Washington
PAHRUMP VALLEY DISPOSAL, INC.	Nevada	Amargosa Disposal Service
Beatty Disposal Service
Joe's Sanitation
Nevada Site Services

PALADIN COMMODITIES, INC.	Delaware
PENINSULA SANITATION SERVICE, INC.	Washington	Garbage Service
Peninsula Sanitation
Peninsula Sanitation Service
PENN WASTE INC.	Pennsylvania	River Valley Disposal
PENN WASTE PROPERTY HOLDINGS, LLC	Delaware
PERRY COUNTY ASSOCIATES, L.L.C.	Alabama
PERRY COUNTY RAILROAD, LLC	Alabama	Arrowhead Environmental Partners
PIERCE COUNTY RECYCLING, COMPOSTING AND DISPOSAL, LLC	Washington	LRI
PINE CONE RECYCLING, LLC	Indiana	Pine Cone Shavings
Pine Cone Transfer
PIONEER RECYCLING SERVICES, LLC	Delaware	Pioneer Clackamas
Pioneer Tacoma
POST OAK CLEAN GREEN, INC.	Texas
POTRERO HILLS LANDFILL, INC.	California	Potrero Hills Landfill
PRATT & CO., INC.	Massachusetts	Pratt Trucking
Pratt Trucking Co.
Pratt Waste & Recycling
The Pratt Group
PREFERRED SEPTIC & DISPOSAL, INC.	California
PREMIER WASTE SOLUTIONS, LLC	Nebraska
PSI ENVIRONMENTAL SERVICES, INC.	Indiana	PSI WASTE
PSI ENVIRONMENTAL SYSTEMS, INC.	Indiana	PSI WASTE
QUACKENBUSH MOUNTAIN RESOURCE RECOVERY & COMPOST FACILITY, LLC	California
QUAD COUNTY ENVIRONMENTAL SOLUTIONS, LLC	Mississippi
R360 ANTELOPE DRAW, LLC	Delaware
R360 ARTESIA, LLC	Delaware
R360 ENVIRONMENTAL SOLUTIONS CANADA INC.	British Columbia
R360 ENVIRONMENTAL SOLUTIONS, LLC	Delaware
R360 ENVIRONMENTAL SOLUTIONS HOLDINGS, INC.	Delaware
R360 ENVIRONMENTAL SOLUTIONS OF LOUISIANA, LLC	Delaware
R360 ENVIRONMENTAL SOLUTIONS OF MISSISSIPPI, LLC	Delaware
R360 ENVIRONMENTAL SOLUTIONS OF TEXAS, LLC	Delaware
R360 ES HOLDINGS, INC.	Delaware
R360 HITCHCOCK, LLC	Delaware
R360 OKLAHOMA, LLC	Delaware	J. Scott Mudd Disposal
R360 PERMIAN BASIN, LLC	New Mexico
R360 RED BLUFF, LLC	Texas
R360 SHUTE CREEK, LLC	Delaware
R360 SILO, LLC	Delaware
R.A. BROWNRIGG INVESTMENTS, INC.	Oregon	Cascade Disposal Company
Cascade Recycling Co.
Kelvic Disposal Co.
Kelvic Dropbox Company
Sun Country Disposal
RAILROAD AVENUE DISPOSAL, LLC	Delaware
RAM WASTE SYSTEMS, INC.	Colorado	B & C Refuse
Mountain West Disposal
RECYCLE MINNESOTA L.L.C.	Minnesota
RECYCLING WORKS, LLC	Indiana
RED CARPET LANDFILL, INC.	Oklahoma
REDROCK LEASING, INC.	Nevada
REDWOOD WASTE SOLUTIONS, INC.	Delaware	Solid Waste of Willits
REGAL RECYCLING CO. INC.	New York
RENSSELAER REGION LANDFILLS, INC.	Delaware
RH FINANCIAL CORPORATION	Washington
RICH VALLEY, LLC	Minnesota
RIDGE (CHATHAM) HOLDINGS G.P. INC.	Canada
RIDGE (CHATHAM) HOLDINGS L.P.	Manitoba
RIP, INC.	Florida
RIPTIDE MIDSTREAM, LLC	Delaware
R.J.C. TRUCKING CO.	Oregon	Eugene Drop Box
ROAD RUNNER WASTE SERVICE, INC.	New Mexico
ROBERT WRIGHT DISPOSAL, INC.	New York
ROCHELLE WASTE DISPOSAL, L.L.C.	Illinois
ROCK RIVER ENVIRONMENTAL SERVICES, INC.	Illinois
ROCK RIVER ENVIRONMENTAL SOLUTIONS, LLC	Illinois
ROGUE COMPOST, LLC	Oregon	Rogue Compost
ROGUE DISPOSAL & RECYCLING, INC.	Oregon
ROGUE GREEN FUELS LLC	Oregon	Rogue Clean Fuels
ROGUE KLAMATH TRANSFER LLC	Oregon
ROGUE MATERIALS RECOVERY, LLC	Oregon
ROGUE RAIL & TRANSLOAD LLC	Oregon
ROGUE ROCK LLC	Oregon
ROGUE SHRED, LLC	Oregon

ROGUE TRANSFER & RECYCLING, LLC	Oregon
ROGUE WASTE DISPOSAL HOLDINGS, INC.	Delaware
ROGUE WASTE, INC.	Oregon	Rogue Waste Group
ROGUE WASTE SYSTEMS, LLC	Oregon
ROLL-OFF EXPRESS, INC.	Maryland
ROYAL WASTE HOLDINGS, INC.	Delaware
ROYAL WASTE PROPERTY HOLDINGS, LLC	Delaware
ROYAL WASTE SERVICES, INC.	Delaware
RRD HOLDING COMPANY	Illinois	Disposal Services of Belvidere, Inc.
G&B Disposal, Inc.
Gill's Freeport Disposal, Inc.
Hoffman Disposal, Inc.
Illinois Valley Waste Services, Inc.
Marengo Disposal Company
MDC Environmental Services, Inc.
Montgomery Trucking
Northern Illinois Disposal Services, Inc.
Rock River Disposal Services, Inc.
S.A. DUNN & COMPANY, LLC	New York
SAN LUIS GARBAGE COMPANY	California
SANFORD RECYCLING AND TRANSFER, INC.	Florida
SANIPAC, INC.	Oregon	Star Garbage
SANITATION SOLUTIONS, INC.	Texas
SANITATION SOLUTIONS PROPERTIES, LLC	Texas
SANTA MARIA TRANSFER STATION, INC.	California	Santa Maria Roll-Off
SCOTT SOLID WASTE DISPOSAL COMPANY	Tennessee	Volunteer Landfill
SCOTT WASTE SERVICES, LLC	Kentucky
SEABREEZE RECOVERY, INC.	Delaware	Seabreeze Environmental
Seabreeze Environmental Landfill
SECTION 18, LLC	Minnesota
SEDALIA LAND COMPANY	Colorado
SENECA MEADOWS, INC.	New York
SERVICES ENVIRONNEMENTAUX RICHELIEU INC.	Quebec
SHALE GAS SERVICES, LLC	Arkansas
SIERRA HOLDING GROUP, LLC	New York
SIERRA PROCESSING, LLC	New York
SILVER SPRINGS ORGANICS L.L.C.	Washington
SJ RECLAMATION, INC.	Delaware
SKB ENVIRONMENTAL, INC.	Minnesota	Shamrock Trucking
SKB ENVIRONMENTAL CLOQUET LANDFILL, INC.	Minnesota
SLD LANDFILL, INC.	Delaware
SOLID WASTE SYSTEMS, INC.	California
SOUTH COUNTY SANITARY SERVICE, INC.	California
SOUTH LAKE REFUSE COMPANY, LLC	California	Lake County Waste Solutions
SOUTHWEST ENVIRONMENTAL SERVICES	Nevada
SSL OPERATING COMPANY, INC.	Delaware
STEAMBOAT CREEK TERMINALS, INC.	Virginia
STONEHILL INFRASTRUCTURE HOLDINGS, INC.	Delaware
STRIKER 4 OPCO, LLC	New Mexico
STUTZMAN REFUSE DISPOSAL INC.	Kansas
SUMTER RECYCLING AND SOLID WASTE DISPOSAL, INC.	Florida
SUN COUNTRY MATERIALS, LLC	Delaware
TABLE ROCK HOLDINGS, LLC	Oregon
TACOMA RECYCLING COMPANY, INC.	Washington
TAFT RECYCLING, INC.	Florida
TANNER ROAD FACILITY, L.P.	Texas
TEAM WASTE SERVICES HOLDINGS, INC.	Delaware
TENNESSEE WASTE MOVERS, INC.	Delaware	TWM-Landfill
TEXAS REGIONAL LANDFILL COMPANY LP	Texas	Bowie Transfer Station
Buffalo Creek Landfill
East Texas Regional Landfill Company
Fort Worth C&D Landfill
Jacksboro Landfill
Travis County Landfill
Turkey Creek Landfill
Weatherford Landfill
THUNDER BUTTE ENVIRONMENTAL, LLC	Minnesota
TIMBER RIDGE LANDFILL COMPANY	Missouri	Timber Ridge Landfill Company
TIMBERLINE DISPOSAL, L.L.C.	Colorado	Timberline Disposal and Recycling
TRANSFER STATION SOLUTIONS, LLC	Texas
TRI COUNTRY SCRAP METALS, LLC	California
TROJAN RECYCLING, INC.	Massachusetts
TROJAN RECYCLING PROPERTY HOLDINGS, LLC	Delaware
TWM LAND HOLDINGS, LLC	Mississippi
UKIAH WASTE SOLUTIONS, INC.	California

UNITED RAIL TRANSPORTATION CORP., LLC	Delaware
UPPER VALLEY DISPOSAL HOLDINGS, INC.	Delaware
UPPER VALLEY DISPOSAL SERVICE	California
UPPER VALLEY RECYCLING, INC.	California
US LIQUIDS OF LA., L.P.	Delaware	R360 Environmental Solutions, Inc.
VAIL HONEYWAGON ENTERPRISES, LLC	Colorado	Vail Honeywagon Ltd.
Vail Honeywagon Rubbish & Recycling
VISTA CORPORATION	California
WARM ASSOCIATES II, LLC	Rhode Island
WASCO COUNTY LANDFILL, INC.	Delaware
WASTE-AWAY GROUP, LLC	Indiana
WASTE AWAY GROUP HOLDINGS, INC.	Delaware
WASTE CONNECTIONS BAYOU, INC.	Delaware	Delta Disposals
WC of Louisiana
WASTE CONNECTIONS BROKERAGE SERVICES, LLC	Delaware
WASTE CONNECTIONS HOLDINGS LTD.	Canada
WASTE CONNECTIONS LONE STAR, INC.	Texas	Alltex Waste
Archer Waste
Best Waste
Corpus Christi Disposal Service
Crouch Sanitation and Disposal
Diversified Waste Management
Eagle Disposal
Freedman Refuse
Gaston Sanitation Service
Good Ol' Boys Curbside
GW Waste Services
Main Street Disposal
Quality Hauling Waste Services
Rhino Removal
Skid-O-Kan
Superior Disposal
Texas Jack
Triple H Trash Solutions
Tri-Country Disposal
Waste Connections of TX
Waste Wranglers
WC of Texas
Wiley Disposal
WASTE CONNECTIONS MANAGEMENT SERVICES, INC.	Delaware
WASTE CONNECTIONS OF ALABAMA, INC.	Delaware	Competitive Waste Systems
Rumsey Environmental
WASTE CONNECTIONS OF ALASKA, INC.	Delaware	Alaska Green Waste Solutions
Alaska Pacific Environmental Services Anchorage
Alaska Waste
Alaska Waste - Anchorage
Alaska Waste Transfer
Anchorage Refuse
Commercial Refuse
DH Transit
Eagle River Refuse
Green Waste
Kodiak Sanitation
Peninsula Sanitation
Valley Refuse
Wasilla Refuse
WASTE CONNECTIONS OF ALBUQUERQUE, LLC	Arizona	BARCO Albuquerque
WASTE CONNECTIONS OF ARIZONA, INC.	Delaware	Arizona Portables
Arizona Sanitation Services
Right Away Disposal
Sun Lakes Disposal
WASTE CONNECTIONS OF ARKANSAS, INC.	Arkansas	Methvin Sanitation
WCN of Arkansas
WASTE CONNECTIONS OF CALIFORNIA, INC.	California	Amador Disposal Service
Ebbetts Pass Disposal Service
El Dorado Disposal Service
Green Team of Los Angeles
GreenTeam
GreenTeam of San Jose
GreenWaste of Tehama
SEI Debris Box
SEI Solid Waste
West LA Reclamation
West Valley Collection & Recycling
Western El Dorado Recovery Systems

WASTE CONNECTIONS OF CANADA INC.	Ontario
WASTE CONNECTIONS OF COLORADO, INC.	Delaware	All Trash Service
Aspen Waste
Aspen Waste Systems
Community Recycling
Denver Roll-Off Service
Diamond Disposal
Eagle Waste & Recycling Service
Eagle Waste Services
Eagle Waste Services, Inc.
Eagle Roll-Off, Inc.
El Paso Disposal Services
Fremont Disposal
Horizon Property Management
Platte Valley Disposal
Pueblo Disposal
Pueblo Disposal & Recycling Service
Snowy Peaks Trash Company
Solid Waste Transfer Services
Southside Landfill
The Trash Company
Town & Country Disposal
U.S. Disposal
U.S. Disposal Services
Waste Connections of Colorado Springs
Waste Systems
WASTE CONNECTIONS OF EL PASO, LP	Texas	BARCO El Paso
WASTE CONNECTIONS OF FLORIDA, INC.	Delaware	Gator Road Recycling & Transfer
Good Fella's Roll-Off & Waste Disposal
Waste Connections of Florida
WASTE CONNECTIONS OF GEORGIA, INC.	Delaware
WASTE CONNECTIONS OF IDAHO, INC.	Indiana	Mountain Jack Environmental Services
T, T & R Enterprises
Valley Waste and Recycling
WASTE CONNECTIONS OF ILLINOIS, INC.	Delaware	Millennium Waste - IL
WASTE CONNECTIONS OF IOWA, INC.	Iowa	Chitty Garbage
Chitty Garbage Service
E-Z Sanitation
Town & Country Disposal
Whaley Waste Systems
WASTE CONNECTIONS OF KANSAS, INC.	Delaware	Anderson Trash Service
Best Yet Refuse
Collectia LTD.
Dual County Sanitation
Northend Disposal
Plumb Thicket Landfill
R-Arrow
Salina Waste Systems
Schaben Sanitation
Stutzman Refuse Disposal
Waste Connections of Wichita
WASTE CONNECTIONS OF KENTUCKY, INC.	Delaware	Kentucky Waste Systems, Inc.
Mid-State Recycling Waste Disposal
Mid-State Recycling Waste Systems
Mid-State Waste
Poff Carting Services
WASTE CONNECTIONS OF LOUISIANA, INC.	Delaware	Delta Disposals
Diamond Disposal
WASTE CONNECTIONS OF MARYLAND, INC.	Delaware
WASTE CONNECTIONS OF MASSACHUSETTS, INC.	Delaware
WASTE CONNECTIONS OF MINNESOTA, INC.	Minnesota	Hendrickson Sanitation
L & L Sanitation
Schaap Sanitation
Scotting Sanitation
Ulrich Sanitation
WASTE CONNECTIONS OF MISSISSIPPI DISPOSAL SERVICES, LLC	Mississippi
WASTE CONNECTIONS OF MISSISSIPPI, INC.	Delaware	Asco Sanitation
Buck Run Landfill
Northeast Mississippi Regional Landfill
WASTE CONNECTIONS OF MISSOURI, INC.	Missouri	Obie & Pete's Solid Waste Company
Pete Tanner Solid Waste
Waste Connections of Cape Girardeau
Waste Connections of St. Louis
Waste Connections Timber Ridge

WASTE CONNECTIONS OF MONTANA, INC.	Delaware	Bitterroot Disposal
Valley Recycling
Victor Transfer
WASTE CONNECTIONS OF NEBRASKA, INC.	Delaware	Allied Refuse
Art's Garbage Service
B & B Sanitary Service
Big Red Roll Off
Central Waste Disposal
Countryside Services
Duren Sanitation
J&J Sanitation
John's Disposal
Junk in the Box
Lewis Clark Recycling and Disposal
Midwest Refuse Service Commercial
Omega Systems
Papillion Sanitation
Safeside Shredding
Sanitation Systems
Saunders County Disposal
Schaben Sanitation
SGS Sanitation
Shenandoah Sanitation
Shrader Refuse and Recycling Service Company
Steve's Sanitation
Steve's Sanitation Service
The Garbage Company
Wahoo Sanitation
White Sanitation
WASTE CONNECTIONS OF NEVADA, INC.	Delaware
WASTE CONNECTIONS OF NEW JERSEY, INC.	Delaware
WASTE CONNECTIONS OF NEW MEXICO, INC.	Delaware	Silva Sanitation
Southwest Disposal
WASTE CONNECTIONS OF NEW YORK, INC.	Delaware	County Waste
WASTE CONNECTIONS OF NORTH CAROLINA, INC.	Delaware	BCS
BCS Waste & Recycling
Berry's Container Service
Queen City Transfer Station
Waste Connections of the Carolinas
WC of the Carolinas
WASTE CONNECTIONS OF NORTH DAKOTA, INC.	Delaware	Armstrong Sanitation Plus
WASTE CONNECTIONS OF OKLAHOMA, INC.	Oklahoma	B & B Sanitation
Metropolitan Waste Services
Oklahoma Disposal & Sanitation
Roberts Disposal Service
Waste Connections of Lawton
WASTE CONNECTIONS OF OREGON, INC.	Oregon	American Sanitary Service
Arrow Sanitary Service
Babe's Garbage Service
Bandon Disposal & Recycling
Central Coast Disposal
Clatskanie Sanitary Service
County Transfer & Recycling
Environmental Waste Systems
EWSI
Hood River Garbage Service
Hudson Portable Toilet Service
Hudson Garbage Service
J & L Sanitation
Les' County Sanitary
Les' Sanitary Service
North Bend Sanitation Service
Ontario Sanitary Service
Oregon Paper Fiber
Public Disposal and Recyling Center
Sanitary Disposal
Sanitary Disposal Transfer Station
Sweet Home Sanitation Service
Sweet Home Transfer & Recycling
The Dalles Disposal
The Dalles Transfer Station
Wadsworth Garbage Disposal
Wally's Portable Restrooms

WASTE CONNECTIONS OF OSCEOLA COUNTY, LLC	Florida	J.E.D. Landfill
WASTE CONNECTIONS OF PENNSYLVANIA, INC.	Delaware	Waste Connections of Pennsylvania
WASTE CONNECTIONS OF RHODE ISLAND, INC.	Delaware	Link Environmental
Link Environmental Equipment
Patriot Disposal
Patriot Hauling
WASTE CONNECTIONS OF SOUTH CAROLINA, INC.	Delaware	Waste Connections of the Carolinas
WASTE CONNECTIONS OF SOUTH DAKOTA, INC.	South Dakota	A & C Keiffer Sanitation
Art's Garbage Service
Cook's Wastepaper & Recycling
Dakota Data Shred
Envirotech Waste Services
Kieffer Sanitation
Marv's Sanitary Service of Sioux Falls
Novak Enterprises
Novak Sanitary Service
Pierre Recycling Center
Reber Sanitation
Ron's Dray
Sioux Valley Sanitation Service
Steve's Garbage Service
Walker Refuse
WASTE CONNECTIONS OF TENNESSEE, INC.	Delaware	All American Waste Systems
Asco Sanitation
Cumberland Waste
Cumberland Waste Disposal
Music City Hauling
Ocoee Environmental Services
Queen City Disposal
Scott Solid Waste
Southern Disposal
Team Waste
Team Waste Memphis
Triune Residuals Management
WASTE CONNECTIONS OF TEXAS, LLC	Delaware	Caprock Waste
Hardy Road Transfer Station
Hill Country Refuse
SOS Waste Disposal
Vaquero Waste & Recycling
Waste Connections of Texas
West Texas Disposal
WASTE CONNECTIONS OF UTAH, INC.	Delaware	City Sanitation
Roche & Sons
WASTE CONNECTIONS OF WASHINGTON, INC.	Washington	Buchmann Sanitation Service
Empire Disposal Hauling
Lakeside Disposal & Recycling Company
The Disposal Group
Triangle Resources
Twin City Sanitary Service
Vancouver Sanitary Service
Waste Connections of Spokane
WASTE CONNECTIONS OF WYOMING, INC.	Delaware	American Disposal
American Disposal, Inc.
BW Waste
Edwal Services
Green River Valley Refuse
Kieffer Sanitation
Ryan Sanitation

WASTE CONNECTIONS PALMETTO, INC.	Delaware
WASTE CONNECTIONS US, INC.	Delaware
WASTE CONNECTIONS US HOLDINGS, INC.	Delaware
WASTE CONTROL, INC.	Washington	Stan's Sanitary Service
WASTE CONTROL PROPERTY HOLDINGS, LLC	Delaware
WASTE CONTROL RECYCLING, INC.	Washington
WASTE DISPOSAL, L.L.C.	Kansas
WASTE INNOVATIONS, LLC	Arizona	Waste Innovations
Waste Innovations Leasing
WASTE MASTERS SOLUTIONS, LLC	Delaware	Banta's Bestway Trash Remove All Co.
WASTE MASTERS SOLUTIONS HOLDINGS, INC.	Delaware
WASTE REDUCTION SERVICES, L.L.C.	Oregon
WASTE SERVICES OF N.E. MISSISSIPPI, INC.	Mississippi
WASTE SOLUTIONS GROUP OF SAN BENITO, LLC	Delaware	John Smith Road Landfill
WATERWAY TRAILS INC.	Texas
WAYS LANE LLC	Pennsylvania
WC INDUSTRIALS, INC.	Delaware
WCHU FINANCE KFT.	Hungary
WCI AUSTIN LANDFILL, LLC	Minnesota
WCI CROSSINGS ULC	British Columbia
WCI GLOBAL HOLDINGS ULC	British Columbia
WCI NORTH INVESTMENTS, GP	Alberta
WCI SOUTH INVESTMENTS, LP	Delaware
WCI VENTURE I, LLC	Delaware
WCI VENTURE II, LLC	Delaware
WCI VENTURE III, LLC	Delaware
WCI VENTURE IV, LLC	Delaware
WCI-WHITE OAKS LANDFILL, INC.	Delaware	White Oaks Landfill
WCN DE LP CORPORATION	Delaware
WCN HOLDINGS, INC.	British Columbia
WCN TX GP CORPORATION	Delaware
WCUK VENTURE HOLDINGS, LLC	Delaware
WEEKS ENVIRONMENTAL, LLC	Texas
WEST BANK ENVIRONMENTAL SERVICES, INC	Indiana	Leftovers of Wyoming
Westbank Sanitation
WEST COAST RECYCLING AND TRANSFER, INC.	Oregon	Public Disposal and Recycling Center
Store-It
WEST LINN REFUSE & RECYCLING, INC.	Oregon
WEST VALLEY COLLECTION & RECYCLING, LLC	California
WESTBOROUGH HARVEY HOLDINGS, LLC	Massachusetts
WHITEHALL CORPORATION	California
WHITEHALL TRANSFER STATION, LLC	Vermont
WINNEBAGO LANDFILL COMPANY, LLC	Illinois
WINNEBAGO RECLAMATION SERVICE, INC.	Illinois
WYOMING ENVIRONMENTAL SERVICES, INC.	Indiana	Lander Valley Sanitation
Wyoming Waste Systems
YAKIMA WASTE SYSTEMS, INC.	Washington